UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2007

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Page
Item 8.01 Other Events	2
Item 9.01 Financial Statements and Exhibits	2
Signatures	3
EX-10.2
EX-99.1

Item 8.01. Other Events.
     On April 18, 2007, the Board of Directors of Pinnacle West Capital Corporation (the “Company”) adopted an amendment (the “Amendment”) to the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan (the “2007 Plan”). The Amendment provides that the term of any Stock Appreciation Rights (as defined in the 2007 Plan) granted under the 2007 Plan will not exceed ten years. The 2007 Plan is subject to the approval of the Company’s shareholders at the Company’s 2007 Annual Meeting of Shareholders to be held on May 23, 2007.
     If the shareholders approve the 2007 Plan, the Company will not issue any additional shares or awards under the Pinnacle West Capital Corporation 2002 Long-Term Incentive Plan (the “2002 Plan”) or under the Directors Equity Plan. At March 31, 2007, a total of 1,475,771 shares of Company common stock could potentially be issued pursuant to outstanding awards under the 2002 Plan, a substantial portion of which are subject to the achievement of three-year performance measures. No awards have been made under the 2002 Plan since March 31, 2007 and no awards will be made under the 2002 Plan before the 2007 Annual Meeting of Shareholders. Exhibit 99.1 provides information regarding outstanding stock awards at December 31, 2006 and March 31, 2007.
Item 9.01. Financial Statements and Exhibits.
10.1	Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2007, File No. 1-8962)
10.2	First Amendment of the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan, dated as of April 18, 2007
99.1	Summaries of Outstanding Stock Awards at December 31, 2006 and March 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: April 20, 2007	By:	/s/ Donald E. Brandt

Donald E. Brandt
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: April 20, 2007	By:	/s/ Donald E. Brandt

Donald E. Brandt
President and Chief Financial Officer

3